Exhibit 10.21.5

CONSENT AND AMENDMENT NO. 3

TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS CONSENT AND AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of November 3, 2021 and effective as of July 15, 2021 (the “Effective Date”) is entered into by and among BENEFICIENT COMPANY HOLDINGS, L.P. (the “Borrower”), THE BENEFICIENT COMPANY GROUP, L.P. (“Parent”), and HCLP NOMINEES, L.L.C. (“HCLP”), as Lender under the Credit Agreement (as defined below) (in such capacity, the “Lender”).

W I T N E S S E T H

WHEREAS, Borrower, the Lender, and the Parent are party to that certain Second Amended and Restated Credit Agreement, dated as of August 13, 2020 (as modified by that certain Consent No. 1 to Second Amended and Restated Credit Agreement, dated as of January 20, 2021 and effective as of September 30, 2020 (the “Consent”), as amended by that certain Amendment No. 1 to Second Amended and Restated Credit Agreement, dated as of March 10, 2021 (“Amendment No. 1”), and as further amended by that certain Consent and Amendment No. 2 to Loan Documents, dated as of June 24, 2021 (“Amendment No. 2”) and as otherwise amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and the Existing Credit Agreement as amended by this Amendment, the “Credit Agreement”);

WHEREAS, the Borrower has requested that, as of the Effective Date, Section 2.05 of the Existing Credit Agreement be amended to, among other changes, change the first payment date contemplated by Section 2.05 of the Existing Credit Agreement from September 10, 2021 to December 10, 2021;

WHEREAS, notwithstanding Section 2.06(b) of the Credit Agreement with respect to payment of interest, the Borrower has requested that the Lender consent to all accrued interest and unpaid interest for the period beginning on the Effective Date through December 10, 2021 being paid on December 10, 2021 (the “Interest Payment Extension”); and

WHEREAS, subject to the terms and conditions set forth herein, the Lender has agreed to (i) make certain amendments to the Existing Credit Agreement and such other Loan Documents, and (ii) consent to the Interest Payment Extension;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Defined Terms. All initially capitalized terms used herein (including the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Credit Agreement.

2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 2:

“Released Claims” means any and all actions, causes of action, judgments, executions, suits, debts, claims, demands, controversies, liabilities, obligations, damages and expenses of any and every character (whether known or unknown, liquidated or unliquidated, absolute or contingent, acknowledged or disputed, direct or indirect), at law or in equity, of whatsoever kind or nature (including claims of usury), whether heretofore or hereafter accruing, for or because of any matter or things done, omitted or suffered to be done by any of the Released Persons prior to and including the date hereof that in any way directly or indirectly arise out of or in any way are connected to (a) any of the Loan Documents or any Default or Event of Default thereunder, (b) any negotiation, discussion, enforcement action, agreement or failure to agree related to any Loan Document or any Default or Event of Default thereunder, or (c) any action, event, occurrence, or omission otherwise related to the rights, duties, obligations and relationships among the Borrower and Lender.

“Released Persons” means Lender and its respective employees, agents, attorneys, officers, partners, shareholders, affiliates, accountants, consultants, and directors, and their respective successors and assigns.

3. Consent to Interest Payment Extension. Notwithstanding Section 2.06(b) of the Credit Agreement, the Lender hereby consents to the Interest Payment Extension and Borrower agrees to pay all interest subject to the Interest Payment extension on December 10, 2021. Notwithstanding anything to the contrary herein, no consent made pursuant hereto extinguishes, novates or releases any right, lien, claim, Lien, security interest or entitlement of the Lender created by or contained in the Existing Credit Agreement or any other Loan Documents.

4. Amendment to Existing Credit Agreement. Subject to the satisfaction (or waiver in writing by the Lender) of the conditions precedent set forth in Section 5 hereof, as of the Effective Date, the Existing Credit Agreement shall be amended to reflect the following modification:

(a)	The first sentence of Section 2.05 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“The Borrower shall, until such time as all outstanding Obligations (other than Unasserted Obligations (as defined in the Subordination Agreement)) shall have been paid in full, repay to the Lender the outstanding unpaid principal balance of the Loan in installments of $10,000,000 on December 10, 2021 and $5,000,000 on March 10, 2022.”

5. Conditions Precedent to Amendment. The satisfaction (or waiver in writing by the Lender) of each of the following shall constitute conditions precedent to the effectiveness of this Amendment (such date being the “Amendment Effective Date”):

(a) the Lender shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect;

(b) the Lender shall have received all documents and instruments that Lender has then reasonably requested, in addition to those described in this Section 5. All such additional documents and instruments shall be reasonably satisfactory to Lender in form, substance and date;

(c) after giving effect to the transactions contemplated by this Amendment, no event shall have occurred and be continuing that would constitute an Event of Default or a Default;

(d) all representations and warranties made by Borrower or any other party in any Loan Document shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of time of the effectiveness hereof as if such representations and warranties had been made as of the time of the effectiveness hereof (except to the extent that any such representation or warranty was made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such specific date);

(e) the Lender shall have received a copy of an amendment to the Second Lien Credit Agreement on substantially similar terms to this Amendment in a form acceptable to the Lender; and

(f) Borrower shall have paid, in connection with such Loan Documents, all fees and reimbursements to be paid to Lender pursuant to any Loan Documents, or otherwise due Lender and including the fees, expenses, and disbursements of Holland & Knight LLP .

6. Post-closing. In consideration of the terms of this Amendment and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, on December 10, 2021 (or such later date as the Lender may agree in its sole discretion), the Borrower will pay an amendment fee to Lender in an amount equal to 3% of the then-outstanding principal and interest under the Loan (the “Amendment Fee”), and the Borrower agrees that the failure to pay the Amendment Fee on such date shall constitute an immediate Event of Default under the Credit Agreement.

7. Representations and Warranties. The Borrower represents and warrants to the Lender that:

(a) the representations and warranties of the Borrower set forth in the Loan Documents (as modified by this Amendment) are true and correct in all material respects (or in all respects if the applicable representation and warranty is qualified by a Material Adverse Effect or any other materiality qualifier) on and as of the date hereof (after giving effect to this Amendment), except to the extent that such representations and warranties are by their terms made as of a specified date, in which case they are true and correct in all material respects (or in all respects if the applicable representation and warranty is qualified by a Material Adverse Effect or any other materiality qualifier) as of such specified date;

(b) Immediately after giving effect to this Amendment, no Default has occurred and is continuing;

(c) this Amendment has been duly executed and delivered by the Borrower;

(d) this Amendment (with respect to the Borrower) and the Credit Agreement (as modified by this Amendment) (with respect to the Borrower) constitutes legal, valid and binding obligations of such Person, enforceable against such Person in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(e) the execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment and the Credit Agreement (as modified by this Amendment), have been duly authorized by all necessary corporate or other organizational action, and (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (ii) will not violate any material Requirement of Law applicable to the Borrower, (iii) will not violate or result in a default under any material indenture, agreement or other instrument binding upon the Borrower or the assets of the Borrower, or give rise to a right thereunder to require any payment to be made by the Borrower, and (iv) will not result in the creation or imposition of any Lien on any asset of the Borrower or any Subsidiary, except Liens created pursuant to the Loan Documents and the Second Lien Loan Documents.

8. GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW; JURISDICTION; AND WAIVER OF JURY TRIAL SET FORTH IN SECTIONS 9.14 AND 9.15 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

9. RELEASE OF CLAIMS. TO INDUCE THE LENDER TO ENTER INTO THIS AMENDMENT, THE BORROWER HEREBY (A) REPRESENTS AND WARRANTS THAT AS OF THE DATE OF THIS AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS, AND WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, DEFENSES, OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF THIS AMENDMENT, (B) RELEASES AND FOREVER DISCHARGES THE RELEASED PERSONS FROM ANY AND ALL RELEASED CLAIMS, AND (C) COVENANTS NOT TO ASSERT (AND NOT TO ASSIST OR ENABLE ANY OTHER PERSON TO ASSERT) ANY RELEASED CLAIM AGAINST ANY RELEASED PERSON. THE BORROWER ACKNOWLEDGES AND AGREES THAT SUCH RELEASE IS A GENERAL RELEASE OF ANY AND ALL RELEASED CLAIMS THAT CONSTITUTES A FULL AND COMPLETE SATISFACTION FOR ALL OR ANY ALLEGED INJURIES OR DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE RELEASED CLAIMS, ALL OF WHICH ARE HEREIN COMPROMISED AND SETTLED.

10. Amendments. This Amendment cannot be altered, amended, changed or modified in any respect except in accordance with Section 9.01 of the Credit Agreement.

11. Counterpart Execution. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic transmission (i.e., a “pdf”) shall be effective as delivery of a manually executed counterpart hereof.

12. Continuing Effectiveness; Etc.

(a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Existing Credit Agreement as modified hereby and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Senior Credit Agreement shall mean and be a reference to the Existing Credit Agreement as modified hereby.

(b) Except as specifically amended hereby, and subject to the consents set forth herein, the Existing Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed. The Borrower (i) agrees that, except as specifically provided herein, this Amendment and the transactions contemplated hereby shall not limit or diminish the obligations of the Borrower arising under or pursuant to the Credit Agreement or the other Loan Documents to which it is a party, (ii) reaffirms its obligations under the Credit Agreement and each and every other Loan Document to which it is a party and (iii) reaffirms (x) all Liens on the Collateral which have been granted by it in favor of the Lender pursuant to any of the Loan Documents and (y) all filings made with any Governmental Authority in connection with such Liens, as applicable.

(c) Except with respect to the subject matter hereof, including the consents and amendments specifically set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d) This Amendment shall constitute a Loan Document under the Credit Agreement.

13. Integration. This Amendment, together with the other Loan Documents and the other documents contemplated hereby, contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

14. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

15. Headings. Section headings in this Amendment are included herein for convenience or reference only and shall not constitute a part of this Amendment for any other purpose.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have entered into this Consent and Amendment No. 3 to Second Amended and Restated Credit Agreement as of the date first above written.

BENEFICIENT COMPANY HOLDINGS, L.P., as Borrower

By:	/s/ Art Damoulakis
Name:	Art Damoulakis
Title:	Authorized Signatory

THE BENEFICIENT COMPANY GROUP, L.P., as Parent

By:	/s/ Greg Ezell
Name:	Greg Ezell
Title:	Authorized Signatory

[SIGNATURE PAGE TO CONSENT AND AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (FIRST LIEN)]

HCLP NOMINEES, L.L.C., as the Lender

By: CROSSMARK MASTER HOLDINGS, LLC, its Manager

By:	/s/ David L Wickline
Name:	David L Wickline
Title:	Manager

[SIGNATURE PAGE TO CONSENT AND AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (FIRST LIEN)]